UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                             April 1, 1999

                      ACCESS PHARMACEUTICALS, INC.
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           (Exact name of registrant as specified in its charter)

                               DELAWARE
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               (State of other jurisdiction of incorporation)

        0-9314                                      83-0221517
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(Commission File Number)                   (IRS Employer Identification No.)

2600 Stemmons Freeway, Suite 176, Dallas, Texas                  75207
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   (Address of principal executive offices)                    (Zip Code)


            Registrant's telephone number, including area code:
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                             (214) 905-5100


                                  N/A
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       (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

Access Pharmaceuticals, Inc. announced that it has entered into an agreement to acquire Virologix Corporation ("Virologix"), a private company focused on the development of product candidates for the prevention and treatment of viral diseases including HIV. Under terms of the acquisition agreement the Virologix shareholders will receive an undisclosed amount of Access Common Stock. It is anticipated that the closing of the acquisition will take place within the next 60 days. The transaction has been approved by the Boards of Directors of both companies and the closing is subject to the approval of the Virologix's shareholders, the completion of a private placement by Access and other customary closing conditions.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                ACCESS PHARMACEUTICALS, INC.


                                                By:  /s/ Kerry P. Gray
                                                ------------------------
                                                Title: President and CEO

Dated: April 1, 1999